Supplement to the
Fidelity Advisor® Growth Opportunities Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2024
Summary Prospectus
The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Fidelity Advisor® Growth Opportunities Fund as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2025 to vote on this proposal. If approved, the changes will take effect on May 1, 2025, or the first day of the month following shareholder approval.
Currently, as a diversified company under the Investment Company Act of 1940 (the “1940 Act”), at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of the fund’s assets.
As a non-diversified company under the 1940 Act, the fund would no longer be subject to the above restriction although the fund would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. A non-diversified company is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which means that the fund would be more exposed to the risk that poor performance by a single issuer could adversely affect a fund’s performance than would a fund that invests in a larger number of issuers. The proposed change to the fund’s diversification classification is intended to provide the fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the fund is currently managed.
Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s website (www.sec.gov).
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.44%A,B	0.43%A,B	0.44%A,B	0.44%A,B	0.31%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.00%B	0.00%B	0.00%B	0.00%B	0.00%B
Total annual operating expenses	0.69%	0.93%	1.44%	0.44%	0.31%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the Russell 1000® Growth Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.18% for Class A, 0.17% for Class M, 0.18% for Class C, 0.17% for Class I, and 0.05% for Class Z was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$641	$641	$442	$442	$247	$147	$45	$45	$32	$32
3 years	$783	$783	$636	$636	$456	$456	$141	$141	$100	$100
5 years	$937	$937	$847	$847	$787	$787	$246	$246	$174	$174
10 years	$1,384	$1,384	$1,453	$1,453	$1,520	$1,520	$555	$555	$393	$393

GO-SUSTK-1224-105 1.9881400.105	December 2, 2024